UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2010
Motorcar Parts of America, Inc.
(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2929 California Street, Torrance CA	90503

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 212-7910
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
On January 8, 2010, Motorcar Parts of America, Inc. (the “Registrant”) entered into a Master Vendor Agreement (the “Master Vendor Agreement”), effective as of April 1, 2009, with O’Reilly Automotive, Inc. (“O’Reilly”) pursuant to the terms of which the Registrant will continue to supply O’Reilly with alternators and starters. On January 6, 2010, the Registrant also entered into (i) a Letter Agreement (the “Letter Agreement”), effective as of April 1, 2009, with O’Reilly relating to, among other things, the relationship between the Master Vendor Agreement and prior agreements between the Registrant and O’Reilly and (ii) a Vendor Agreement Addendum, effective as of April 1, 2009, with O’Reilly relating to certain other matters (the “Addendum” and, together with the Master Vendor Agreement and the Letter Agreement, the “Agreements”).
On January 11, 2010, the Company issued a press release announcing its entry into the Agreements (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the Press Release shall be deemed furnished to the Securities and Exchange Commission (“the Commission”) but not filed.
Copies of the Agreements are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

10.1	Master Vendor Agreement, dated as of April 1, 2009, between Motorcar Parts of America, Inc. and O’Reilly Automotive, Inc.*

10.2	Letter Agreement, dated as of April 1, 2009, between Motorcar Parts of America, Inc. and O’Reilly Automotive, Inc.*

10.3	Vendor Agreement Addendum, dated as of April 1, 2009, between Motorcar Parts of America, Inc. and O’Reilly Automotive, Inc.*

99.1	Press Release, dated January 11, 2010, issued by the Registrant.

*	Portions of this agreement have been omitted pursuant to a request for confidential treatment.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.
Date: January 13, 2010	/s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel

EXHIBIT INDEX

10.1	Master Vendor Agreement, dated as of April 1, 2009, between Motorcar Parts of America, Inc. and O’Reilly Automotive, Inc.*

10.2	Letter Agreement, dated as of April 1, 2009, between Motorcar Parts of America, Inc. and O’Reilly Automotive, Inc.*

10.3	Vendor Agreement Addendum, dated as of April 1, 2009, between Motorcar Parts of America, Inc. and O’Reilly Automotive, Inc.*

99.1	Press Release, dated January 11, 2010, issued by the Registrant.

*	Portions of this agreement have been omitted pursuant to a request for confidential treatment.